Exhibit 10.23
                                 -------------




                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

         This Settlement Agreement and Mutual Release (the "Agreement") dated as of February 1, 2007 (the "Effective Date"), is entered into by and between RemoteMDx, Inc., a Utah corporation ("RMDx"), and SecureAlert, Inc., a Utah corporation ("SecureAlert"), on the one hand and Michael Sibbett ("Sibbett") and HGR Enterprises, a Utah Limited Liability Company ("HGR"), on the other hand.

         As used herein, "Plaintiffs" refers collectively to Sibbett and HGR, "Defendants" refers collectively to RMDx and SecureAlert, and "Parties" refers collectively to Plaintiffs and Defendants. The Parties enter into this Agreement based on the following recitals.

                                    RECITALS
                                    --------


         A. In or about January 2006, Defendants and HGR entered into an "Agreement for Services" (the "Services Agreement"), pursuant to which HGR agreed to, inter alia, assist Defendants in securing contracts for the sale of electronic location monitoring devices to potential purchasers, including various states and government agencies.

         B. On or about September 20, 2006, Plaintiffs commenced an action against Defendants in the Third Judicial District Court for Salt Lake County in the State of Utah styled Sibbett v. RemoteMDx, Civil No. 060915336 (the "Lawsuit"), premised primarily on the allegation that Defendants breached the Services Agreement.

         C. In the Amended Complaint filed on or about October 23, 2006 in the Lawsuit, Plaintiffs asserted claims against Defendants for: (1) Breach of Contract and Wrongful Termination; (2) Breach of Covenant of Good Faith and Fair Dealing; (3) Tortious Interference With Contract And/Or Prospective Economic Advantage; (4) Unjust Enrichment; (5) Declaratory Judgment And Specific Performance; (6) Constructive Trust; and (7) Equitable Estoppel.

         D. Defendants deny and dispute Plaintiffs' allegations and claims and also deny liability and damages.

         E. To avoid the risk and expense of further litigation, the Parties desire to settle their differences and, without admitting any liability whatsoever, enter into this Agreement.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, without any admission of liability on the part of any of the Parties or their affiliates and in consideration of the mutual covenants and undertakings set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1.   CONSIDERATION
              -------------

              1.1 Dismissal of Lawsuit: Within five (5) business days of the Effective Date, Plaintiffs shall deliver to Defendants' counsel a fully executed Stipulation for Dismissal of the entire Lawsuit, as to all parties, with prejudice. A copy of the Stipulation for Dismissal is attached hereto as Exhibit
1. Defendants will not file the Stipulation for Dismissal in the Lawsuit until the payment referenced in Section 1.2, below, and the stock referenced in
Section 1.3, below, have been issued.

              1.2 Payment By Defendants: Within ten (10) business days of the Effective Date, Defendants shall pay Plaintiffs the sum of four hundred thousand dollars ($400,000), payable to HGR Enterprises LLC.

              1.3 Issuance of RMDx Stock: Within twenty (20) business days of the Effective Date, RMDx will cause to be issued One Hundred Sixty Thousand (160,000) shares of RMDx common stock (the "Shares") to HGR. RMDx's issuance of the Shares is contingent on HGR's prior execution and delivery to RMDx of a Nondistribution Letter in the form provided in the attached Exhibit 2. The Shares are being issued in reliance on HGR's representations and warranties set forth in the Nondistribution Letter.

                     (a) Piggyback Registration Rights. Whenever RMDx proposes to register any of its common equity securities under the Act (other than a registration statement on Form S-8 or on Form S-4 or any similar Form or any successor Forms thereto), whether for its own account or for the account of one or more stockholders of RMDx, and the registration form to be used may be used for any registration of the Shares (a "Piggyback Registration"), RMDx shall promptly give notice thereof to HGR and include in such registration and in any underwriting involved therein, all the Shares specified in a written request or requests made within ten (10) days after the issuance of such notice to HGR, subject to reduction as set forth below. RMDx may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

                              (i)  Priority  on  Primary  Registrations.   If  a
Piggyback Registration is an underwritten primary registration on behalf of RMDx, and the managing underwriters advise RMDx in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Shares proposed to be included in any such registration would adversely affect the price per share of RMDx's equity securities to be sold in such offering, the Company shall include in such registration: (1) first, the securities RMDx proposes to sell, and (2) second, the Shares issued to HGR under this Agreement and any other securities requested to be included in such registration pro rata among all the holders of such securities on the basis of the number of Shares requested to be registered by such holders or as such holders may otherwise agree.

                              (ii)  Priority on  Secondary  Registrations.  If a
Piggyback Registration is an underwritten secondary registration on behalf of a holder of RMDx's securities, and the managing underwriters advise RMDx in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Shares proposed to be included in any such registration would adversely affect the price per share of RMDx's equity securities to be sold in such offering, RMDx shall include in such registration:
(1) unless otherwise provided by a relevant agreement, first, the securities RMDx proposes to sell, (2) unless otherwise provided by a relevant agreement, second, the equity securities requested to be included in such registration by any shareholders exercising demand registration rights, and (3) third, the Shares issued to HGR under this Agreement and any other securities requested to be included in such registration pro rata among all the holders of such securities on the basis of the number of Shares requested to be registered by such holders or as such holders may otherwise agree.

                              (iii) Selection of Underwriters.  If any Piggyback
Registration is an underwritten primary offering, RMDx shall have the right, in its sole discretion, to select the managing underwriter or underwriters to administer any such offering.

                              (iv) Termination of Piggyback Registration Rights.
The Piggyback Registration Rights under this Section 1.3 shall terminate 12 months after the Effective Date or such earlier date upon which HGR can sell all of the Shares in a three month period in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), including pursuant to Rule 144(k).

                              (v) Underwriting. With respect to any registration
under this Section involving an underwriting (which shall be at the sole discretion of RMDx), the right of HGR to registration hereunder shall be conditioned upon its participation in such underwriting, and the inclusion of all of the Shares in the underwriting to the extent provided herein. HGR shall (together with RMDx and any other security holder distributing securities through such underwriting) enter into an underwriting agreement with the representative of the underwriter or underwriters selected for underwriting by RMDx, containing customary (1) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions; and (2) representations, warranties, covenants and indemnities. Notwithstanding any other provision hereof, if the representative of an underwriter in any primary registration by RMDx determines that marketing factors require a "lock-up period," HGR agrees not to transfer any of their Shares (other than pursuant to the Registration Statement for such offering) during the thirty (30) day period prior to the effective date of the Registration Statement and for such additional period as may be required by the underwriters, up to one hundred eighty (180) days after the effectiveness of the Registration Statement. If HGR disapproves of the terms of any such underwriting, HGR shall withdraw therefrom upon written notice to the Company and the underwriter. Any Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                              (vi) Expenses of  Registration.  The  Registration
Expenses of RMDx shall be borne by RMDx. All Selling Expenses and other expenses of HGR, including without limitation HGR's attorney's fees, shall be borne by HGR. Registration Expenses shall mean all expenses incurred by RMDx in connection with a registration under this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for RMDx, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of RMDx, which shall be paid in any event by RMDx). Selling Expenses shall mean all underwriting discounts and selling commissions applicable to the sale of the Shares.

                              (vii) Indemnification.  To the extent permitted by
law, HGR will, if Shares held by them are included in the securities as to which registration, qualification or compliance is being effected, indemnify RMDx, each of its directors, officers, agents and representatives and each underwriter, if any, and each person controlling RMDx or such underwriter within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document made by HGR, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by HGR therein not misleading, or that arise out of or are based upon any violation (or alleged violation) of the Securities Act, the Securities Exchange Act of 1934, as amended, any state securities law or any rule or regulation promulgated under any of the foregoing applicable to HGR and will reimburse RMDx and such directors, officers, agents, representatives, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to RMDx by HGR and stated to be specifically for use therein; provided, however, that the obligations of HGR hereunder shall be limited to an amount equal to the proceeds to HGR from securities sold in the registration. The indemnification obligations of HGR under this Section shall survive the termination of this Agreement or the completion of any offering of Shares in a Registration Statement under this Agreement or otherwise.

                              (viii)  The  right  to  cause  RMDx  to   register
securities hereunder may not be assigned or transferred in whole or in part without the prior written consent of RMDx.

              1.4 Accounting By Plaintiffs: Within ten (10) business days of the Effective Date, Plaintiffs will provide Defendants with an accounting of their costs, expenses, and investments incurred in performing their obligations under the Services Agreement. This accounting will not affect any of the Parties' other rights and/or obligations under this Agreement, including the obligations set forth in this Section 1.

              1.5 Services Agreement: As of the Effective Date, to the extent enforceable and not already terminated, the Services Agreement is revoked, rescinded, and null and void ab initio, with no Party having any rights or obligations thereunder.

         2.   RELEASES
              --------

              2.1 Plaintiffs' Releases: For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Plaintiffs, and in further consideration of the release of Defendants by Plaintiffs herein, effective on the Effective Date and with the exception of the executory provisions of this Agreement set forth in Section 1, above, Plaintiffs for themselves, their predecessors, divisions, subsidiaries, parents, and affiliates, and their respective current and former officers, directors, shareholders, owners, members, employees, servants, agents, and attorneys do hereby forever release, acquit, and discharge Defendants, their predecessors, divisions, subsidiaries, parents, and affiliates, and their respective current and former officers, directors, shareholders, owners, members, employees, servants, agents, and attorneys, of and from any and all claims, demands, obligations, actions, causes of action, rights, damages, costs, expenses, and compensation of any nature whatsoever, whether at law or in equity, known or unknown, that they have, had or may have at any time in the past, present or future arising out of or relating in any way to the Services Agreement, including without limitation all claims, assertions, or causes of action asserted in or related in any way to the Lawsuit.

              2.2 Defendants' Releases: For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Defendants, and in further consideration of the release of Plaintiffs by Defendants herein, effective on the Effective Date and with the exception of the executory provisions of this Agreement set forth in Section 1, above, Defendants for themselves, their predecessors, divisions, subsidiaries, parents, and affiliates, and their respective current and former officers, directors, shareholders, owners, members, employees, servants, agents, and attorneys do hereby forever release, acquit, and discharge Plaintiffs, their predecessors, divisions, subsidiaries, parents, and affiliates, and their respective current and former officers, directors, shareholders, owners, members, employees, servants, agents, and attorneys of and from any and all claims, demands, obligations, actions, causes of action, rights, damages, costs, expenses, and compensation of any nature whatsoever, whether at law or in equity, known or unknown, that they have, had or may have at any time in the past, present or future arising out of or relating in any way to the Services Agreement, including without limitation all claims, assertions, or causes of action asserted in or related in any way to the Lawsuit.

         3.   WARRANTY OF CAPACITY
              --------------------

         The person or persons who enter into and execute this Agreement on behalf of each of the Parties warrants and represents that he or she has been duly authorized to do so.

         4.   DENIAL OF LIABILITY
              -------------------

         The Parties agree and acknowledge that this Agreement is a full and complete compromise of matters involving disputed issues of fact and law, and that neither payment of any amounts or issuance of the Stock, nor negotiation for or agreement to this Agreement (including all statements, admissions, or communications or exchange of documents) by the Parties, or their respective representatives, shall be considered admissions by the Parties.

         5.    REPRESENTATION OF COMPREHENSION OF DOCUMENT
               -------------------------------------------

         The Parties each expressly warrant and represent that: (1) before executing this Agreement, they have received independent legal advice from attorneys of their choice with respect to the advisability of making the above Agreement, or have had full and fair opportunity to do so; and (2) they have fully informed themselves of its terms, contents, conditions, and effect, and that they voluntarily agree to the terms of this Agreement. The Parties agree that this instrument is executed as their voluntary act and deed.

         6.   SUCCESSORS
              ----------

         This Agreement shall be binding upon and inure to the benefit of the representatives, successors and assigns, trustees, agents, attorneys, heirs, and legal representatives of the Parties, as well as any of their respective officers, directors, members, employees, parents, subsidiaries, divisions, partners, affiliates, agents, and heirs.

         7.   COUNTERPARTS AND FACSIMILE SIGNATURES
              -------------------------------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement. Facsimile copies of signatures on this Agreement shall be deemed valid and original.

         8.   ENTIRE AGREEMENT
              ----------------

         This Agreement contains the entire agreement between and among the Parties with regard to the matters set forth in it and may only be amended, modified or waived by a written instrument executed by each of the Parties hereto. The terms of this Agreement are contractual and not merely recitals. The mutual obligations and undertakings of the Parties expressly set forth in this Agreement are the sole and only consideration for this Agreement, and no representations, promises, or inducements of any nature whatsoever have been made by the Parties other than those expressly appearing in this Agreement. Each party and counsel for each party has reviewed and revised this Agreement, and accordingly, any rule of construction that a document is to be construed against the drafting party shall be inapplicable to any interpretation of this Agreement. This portion of the Agreement, like all other portions, was subject to negotiation.

         9.   WAIVER AND SEVERABILITY
              -----------------------

         The Parties agree that a waiver of any term or condition of this Agreement will not be deemed to be, and may not be construed as, a waiver of any other term or condition hereof. The Parties agree that if any provision of this Agreement is adjudicated to be unenforceable or invalid for any reason, that part will be severed from the balance of this Agreement and the validity and enforceability of the remainder of this Agreement will in no way be affected or impaired.

         10.  GOVERNING LAW
              -------------

         This Agreement shall be governed by, and construed and enforced in accordance with, the internal substantive laws of the State of Utah, without regard to principles of choice or conflicts of laws except for provisions applying Utah substantive law and granting jurisdiction and venue to the courts of Utah.

         11.  HEADINGS
              --------

         Paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Settlement Agreement.

12.      NOTICES

         All notices or other communications under this Agreement shall be in writing and deemed to be duly delivered if delivered in person, by overnight mail, by certified mail, or by registered mail.

      If to RMDx:
      -----------
      RemoteMDx, Inc.                     and  Helen L. Duncan, Esq.
      150 W. Civic Center Dr., Ste. 400        Fulbright & Jaworski L.L.P.
      Sandy, UT  84070                         555 S. Flower St., 41st Fl.
      Attn:  President                         Los Angeles, CA  90071

      If to SecureAlert:
      ------------------
      SecureAlert, Inc.                   and  Helen L. Duncan, Esq.
      150 W. Civic Center Dr., Ste. 400        Fulbright & Jaworski L.L.P.
      Sandy, UT  84070                         555 S. Flower St., 41st Fl.
      Attn:  President                         Los Angeles, CA  90071

      If to HGR:
      ----------
      HGR Enterprises, LLC                and  Scott R. Ryther, Esq.
      560 East 200 South, Suite 300            Howard, Phillips & Andersen, P.C.
      Salt Lake City, Utah 84102               560 East 200 South, Suite 300
      Attn:  Kevin A. Howard                   Salt Lake City, UT  84102


      If to Sibbett:
      --------------
      Michael Sibbett                     and  Scott R. Ryther, Esq.
      560 East 200 South, Suite 300            Howard, Phillips & Andersen, P.C.
      Salt Lake City, Utah 84102               560 East 200 South, Suite 300
                                               Salt Lake City, UT  84102

         Each of the foregoing shall be entitled to specify a different person and/or address by giving notice thereof pursuant to this section.

         13.  SURVIVAL OF TERMS
              -----------------

         If any paragraph, section, sentence, clause or phrase contained in this Agreement shall be, or become illegal, null, or void, or against public policy for any reason, and shall be held by any court of competent jurisdiction to be illegal, null, or void, or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained herein shall not be affected thereby. All covenants, agreements, representations and warranties, made herein, shall survive the closing of this Agreement.

         14.   ENFORCEMENT
               -----------

         In the event that any Party to this Agreement institutes or defends against any action or proceeding, including, but not limited to, litigation or arbitration (to the extent the Parties agree to arbitrate), to preserve, protect or enforce any claim or right arising under this Agreement, the prevailing Party in such action or proceeding shall be entitled to, in addition to any and all other relief granted therein, to an award in said action or proceeding of that sum of money which represents the reasonable attorneys fees, costs and expenses (including expert expenses) incurred by the prevailing Party therein in the prosecution or defense of said action or proceeding.

         THIS AGREEMENT IS MADE AND ENTERED INTO as of the Effective Date and is effective as of that date.

APPROVED AND AGREED:

REMOTEMDX, INC.                          MICHAEL SIBBETT


By:      /s/  Michael G. Acton           /s/  Michael Sibbett
      ------------------------           --------------------
Name:    Michael G. Acton                Date:    February 1, 2007
Title:   CFO
Date:    February 2, 2007


SECUREALERT, INC.                        HGR ENTERPRISES, LLC


By:      /s/  James Dalton               By:      /s/  Kevin A. Howard
      ---------------------                 --------------------------
Name:    James Dalton                    Name:    Kevin A. Howard
Title:   CEO of SecureAlert              Title:   Managing Member / President
Date:    February 2, 2007                Date:    February 1, 2007

APPROVED AS TO FORM:

FULBRIGHT & JAWORSKI, LLP                HOWARD, PHILLIPS & ANDERSEN, P.C.
Counsel for RemoteMDx, Inc. and          Counsel for Michael Sibbett and
SecureAlert, Inc.                        HGR Enterprises, LLC.


By:      /s/  Helen L. Duncan            By:      /s/  Scott R. Ryther
     ------------------------                -------------------------
Name:    Helen L. Duncan                 Name:    Scott R. Ryther
Date:    February 5, 2007                Date:    February 5, 2007